SUPPLEMENT dated March 4, 2005

                              To the PROSPECTUS of

                        Standish Mellon Fixed Income Fund
                   Standish Mellon Investment Grade Bond Fund
                      Standish Mellon High Yield Bond Fund
                  Standish Mellon Short-Term Fixed Income Fund
                  Standish Mellon Short-Term Asset Reserve Fund

                               Dated: May 1, 2004
               (as revised October 25, 2004 and January 31, 2005)

================================================================================

     The following information supplements information concerning the Standish Mellon Short-Term Fixed Income Fund (the "Fund") in the above noted prospectus:

     On February 22, 2005, the Board of Trustees of Mellon Institutional Funds Investment Trust considered and approved a proposal to liquidate and dissolve the Fund. If the shareholders of record of the Fund as of the close of business on March 1, 2005, approve this action at a meeting anticipated to be held on April 29, 2005, the Fund will be liquidated and dissolved as soon as practicable thereafter. It is currently expected that the liquidation and dissolution of the Fund will be effective as of the close of business on April 29, 2005.

     In anticipation of the liquidation, new account requests will no longer be accepted as of March 15, 2005. Prior to the Fund's liquidation and dissolution, shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the Fund's current prospectus.

     In connection with winding up the Fund's affairs and liquidating all of its assets, the Fund may depart from its stated investment objective and policies and may hold a significant portion of its total assets in cash, U.S. Government securities and other short-term debt instruments.



           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE

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Mellon
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Mellon Institutional Funds





March 2005

SUBJECT: Supplement to Prospectus Dated May 1, 2004 Regarding Proposed Liquidation of Standish Mellon Short-Term Fixed Income Fund

Dear Short-Term Fixed Income Fund Shareholder:

On February 22, 2005, the Board of Trustees of Mellon Institutional Funds Investment Trust approved a proposal to liquidate and dissolve the Standish Mellon Short-Term Fixed Income Fund (the "Fund"). If the Fund shareholders of record as of the close of business on March 1, 2005 approve this action at a meeting anticipated to be held on April 29, 2005, the Fund will be liquidated and dissolved as soon as practicable thereafter.

Effective March 15, 2005, new account requests will no longer be accepted. Prior to the Fund's liquidation and dissolution, shareholders will be entitled to exchange out of the Fund or redeem their shares in the manner set forth in the Prospectus.

Standish Mellon Asset Management Company LLC manages several other fixed income products that might be suitable for your investment goals, including funds with longer and shorter average maturities (or duration) than the Short Term Fund. We are enclosing a copy of the Prospectus for the Mellon Institutional Fund's Group of Fixed Income Funds for your review. Please contact Shareholder Services toll-free at 800-221-4795 if you have any questions about any of the funds within this Prospectus, or for other information about Mellon Institutional Funds.

Please retain this letter and the enclosed Supplement with the Prospectus for future reference. Thank you for investing with the Mellon Institutional Funds.

Very truly yours,




Patrick J. Sheppard
President
Mellon Institutional Funds